EXHIBIT 32.1
                                                                  ------------


           CERTIFICATE PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



     Pursuant to 18 U.S.C.ss.1350, as created by Sectionss.906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Equity One, Inc., the General Partner of IRT Partners L.P., who act in such capacity for IRT Partners L.P., hereby certify, to such officers' knowledge, that:

     (i) The accompanying Annual Report on Form 10-K for the period ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of IRT Partners L.P.



         March 22, 2004                   /s/  CHAIM KATZMAN
                                          ---------------------------------
                                          Chaim Katzman
                                          Chief Executive Officer
                                          Equity One, Inc., its general partner






         March 22, 2004                   /s/  HOWARD M.SIPZNER
                                          ---------------------------------
                                          Howard Sipzner
                                          Executive Vice President and
                                          Chief Financial Officer
                                          Equity One, Inc., its general partner





A signed original of this written statement required by Section 906 has been provided to IRT Partners LP ("LP") and will be retained by LP and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished as an exhibit to the Report pursuant to Item 601(b)(32) of Regulation S-K and Section 906 of the
Sarbanes-Oxley Act of 2002 and, accordingly, is not being filed with the Securities and Exchange Commission as part of the Report and is not to be incorporated by reference into any filing of LP under the Securities Act of 1933 or the Securities Exchange Act of 1934 (whether made before or after the date of the Report, irrespective of any general incorporation language contained in such filing).